Long-term Debt and Other Financing	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Debt Disclosure [Abstract]
Long-term Debt and Other Financing
Long-term Debt and Other Financing

The Company’s debt balances, including current portions, were as follows:

	March 31, 2014	December 31, 2013
Credit Facility	$240.0	$90.0
8.75% Senior Secured Notes due December 2018	380.0	380.0
5.00% Exchangeable Senior Notes due November 2019 (effective rate of 10.8%)	150.0	150.0
7.625% Senior Notes due May 2020	529.8	529.8
8.375% Senior Notes due April 2022	290.2	290.2
Industrial Revenue Bonds due 2014 through 2030	99.9	100.1
Unamortized debt (discount) premium, net	(32.1)	(33.1)
Total debt	1,657.8	1,507.0
Less:
Current portion of long-term debt	0.6	0.8
Total long-term debt	$1,657.2	$1,506.2

During the three months ended March 31, 2014, the Company was in compliance with all the terms and conditions of its debt agreements.

Credit Facility

In March 2014, AK Steel entered into a new $1.1 billion asset-backed revolving credit facility (“Credit Facility”) with a group of lenders. The Credit Facility, which expires in March 2019, replaced AK Steel’s prior $1.1 billion asset-backed revolving credit facility (“Replaced Credit Facility”), which was set to expire in April 2016, and is secured by the same classes of assets as the Replaced Credit Facility. The Credit Facility contains common restrictions similar to the Replaced Credit Facility, including limitations on, among other things, distributions and dividends, acquisitions and investments, indebtedness, liens and affiliate transactions. Availability is calculated as the lesser of the credit facility commitment or the Company’s eligible collateral after advance rates, less outstanding revolver borrowings and letters of credit. The Company’s obligations under its Credit Facility are secured by its inventory and accounts receivable, and availability under the Credit Facility fluctuates monthly based on the varying levels of eligible collateral. The Credit Facility provides the Company with enhanced liquidity and greater financial and strategic flexibility. The Credit Facility includes a separate “first-in, last-out”, or “FILO” tranche, which allows the Company to maximize its eligible collateral at higher advance rates. The Credit Facility requires maintenance of a minimum fixed charge coverage ratio of one to one if availability under the Credit Facility is less than $110.0. At March 31, 2014, AK Holding was the sole guarantor of the Credit Facility. At March 31, 2014, the Company’s eligible collateral, after application of applicable advance rates, was $1,064.5. As of March 31, 2014, there were outstanding Credit Facility borrowings of $240.0. Availability as of March 31, 2014 was further reduced by $67.5 of outstanding letters of credit, resulting in remaining availability of $757.0. In April 2014, in order to provide additional collateral to the borrowing base and increase the Company’s availability under the Credit Facility, thereby enhancing its liquidity, the Company added AK Tube LLC and AK Steel Properties, Inc., both 100%-owned subsidiaries, as guarantors under the Credit Facility. The additional eligible collateral is expected to provide additional availability under the Credit Facility of approximately $30.0 in the second quarter of 2014.

Long-term Debt and Other Financing

At December 31, 2013 and 2012, the Company’s debt balances, including current portions, were as follows:

	2013	2012
Credit Facility	$90.0	$—
8.75% Senior Secured Notes due December 2018	380.0	350.0
5.00% Exchangeable Senior Notes due November 2019 (effective rate of 10.8%)	150.0	150.0
7.625% Senior Notes due May 2020	529.8	550.0
8.375% Senior Notes due April 2022	290.2	300.0
Industrial Revenue Bonds due 2014 through 2030	100.1	100.9
Unamortized debt discount/premium, net	(33.1)	(39.0)
Total debt	1,507.0	1,411.9
Less:
Current portion of long-term debt	0.8	0.7
Total long-term debt	$1,506.2	$1,411.2

During the period, the Company was in compliance with all the terms and conditions of its debt agreements. At December 31, 2013, the maturities of long-term debt, including the amount outstanding on the Credit Facility, for the next five years are as follows:

Year	Debt Maturities
2014	$0.8
2015	—
2016	90.0
2017	—
2018	380.0

Credit Facility

AK Steel has a $1.1 billion asset-backed revolving credit facility (“Credit Facility”) with a group of lenders that currently is scheduled to expire in April 2016. The Credit Facility contains common restrictions, including limitations on, among other things, distributions and dividends, acquisitions and investments, indebtedness, liens and affiliate transactions. Availability is calculated as the lesser of the Credit Facility commitments or the Company’s eligible collateral after advance rates, less outstanding revolver borrowings and letters of credit. The Company’s obligation under its Credit Facility is secured by its inventory and accounts receivable and availability under the Credit Facility fluctuates monthly based on the varying levels of eligible collateral. In addition, the Credit Facility requires maintenance of a minimum fixed charge coverage ratio of one to one if availability under the Credit Facility is less than $137.5. Current availability under the Credit Facility significantly exceeds $137.5. AK Holding is the sole guarantor of the Credit Facility. The Company does not expect any of these restrictions to affect or limit its ability to conduct its business in the ordinary course. At December 31, 2013, the Company’s eligible collateral, after application of applicable advance rates, was $972.1. As of December 31, 2013, there were borrowings of $90.0. Availability as of December 31, 2013 was further reduced by $67.1 attributable to outstanding letters of credit, resulting in remaining availability of $815.0. The weighted-average interest rate on the outstanding borrowings at December 31, 2013 was 2.2%.

Senior Secured Notes

In November 2012, the Company issued $350.0 aggregate principal amount of 8.75% Senior Secured Notes due December 2018 and generated net proceeds of $341.1 after underwriting discounts and other expenses. In June 2013, AK Steel issued $30.0 of aggregate principal amount (the “add-on notes”) of its 8.75% Senior Secured Notes due 2018 at an issue price of 106.50%, as an add-on to its outstanding $350.0 aggregate principal amount of such notes (collectively, the “Secured Notes”). The add-on notes will be treated as a single series with the existing notes and have the same terms as the existing notes. Net proceeds from the issuance of the add-on notes were $30.9. Substantially all property, plant and equipment of AK Steel is pledged as collateral for the Secured Notes. AK Holding fully and unconditionally, jointly and severally, guarantees the payment of interest, principal and premium, if any, on the Secured Notes. The book value of such collateral as of December 31, 2013 was approximately $1.4 billion. The indenture governing the Secured Notes includes covenants with customary restrictions on (a) the incurrence of additional debt by certain AK Steel subsidiaries, (b) the incurrence of liens by AK Steel and AK Holding’s other subsidiaries, (c) the amount of sale/leaseback transactions, (d) the use of proceeds from the sale of collateral, and (e) the ability of AK Steel and AK Holding to merge or consolidate with other entities or to sell, lease or transfer all or substantially all of the assets of AK Steel and AK Holding to another entity. The Secured Notes also contain customary events of default. Prior to December 1, 2015, AK Steel may redeem the Secured Notes at a price equal to par plus a make-whole premium and all accrued and unpaid interest to the date of redemption. Subsequent to that date, they are redeemable at 104.375% until December 1, 2016, 102.188% thereafter until December 1, 2017 and 100.0% thereafter, together with all accrued and unpaid interest to the date of redemption.

Senior Unsecured Notes

In November 2012, AK Steel issued $150.0 aggregate principal of 5.00% Exchangeable Senior Notes due November 2019 (the “Exchangeable Notes”) and generated net proceeds of $144.8 after underwriting discounts and other expenses. AK Steel may not redeem the Exchangeable Notes prior to their maturity date. After August 15, 2019, holders may exchange their Exchangeable Notes at any time. Upon exchange, the Company will be obligated to (i) pay an amount in cash equal to the aggregate principal amount of the Exchangeable Notes to be exchanged and (ii) pay cash, deliver shares of AK Holding common stock or a combination thereof, at the Company’s election, for the remainder, if any, of the exchange obligation in excess of the aggregate principal amount of the Exchangeable Notes being exchanged. Holders may exchange their Exchangeable Notes into shares of AK Holding common stock at their option at an initial exchange rate of 185.1852 shares of AK Holding common stock per $1,000 principal amount of Exchangeable Notes. The initial exchange rate is equivalent to a conversion price of approximately $5.40 per share of common stock, which equates to 27.8 million shares to be used to determine the aggregate equity consideration to be delivered upon exchange, subject to adjustment for certain dilutive effects from potential future events. Holders may exchange their Exchangeable Notes prior to August 15, 2019 only under certain circumstances. The indenture governing the Exchangeable Notes (the “Exchangeable Notes Indenture”) does not contain any financial or operating covenants or restrictions on the payments of dividends, the incurrence of indebtedness or the issuance or repurchase of securities by the Company or its subsidiaries. If the Company undergoes a fundamental change, as defined in Exchangeable Notes Indenture (which, for example, would include various transactions pursuant to which the Company would undergo a change of control), holders may require AK Steel to repurchase the Exchangeable Notes in whole or in part for cash at a price equal to par plus any accrued and unpaid interest. In addition, in the event the Company undergoes a “make-whole fundamental change,” as defined in the Exchangeable Notes Indenture, prior to the maturity date, in addition to requiring AK Steel to repurchase the Exchangeable Notes in whole or in part for cash at a price equal to par plus any accrued and unpaid interest, the exchange rate will be increased in certain circumstances for a holder who elects to exchange its notes in connection with such event. Based on the initial exchange rate, the Exchangeable Notes are exchangeable into a maximum of 37.5 million shares of AK Holding common stock. However, such maximum amount of shares would be exchanged only if, as a result of the occurrence of a “make-whole fundamental change” described above, the Company elects to satisfy the higher exchange rate by delivering to the holders shares of AK Holding common stock in consideration therefor. Although the Exchangeable Notes were issued at par, for accounting purposes the proceeds received from the issuance of the notes are allocated between debt and equity to reflect the fair value of the exchange option embedded in the notes and the fair value of similar debt without the exchange option. As a result, $38.7 of the gross proceeds of the Exchangeable Notes were recorded as an increase in additional paid-in capital with the offsetting amount recorded as a debt discount. The debt discount is being amortized over the term of the Exchangeable Notes using the effective interest method. As of December 31, 2013 and 2012, the remaining unamortized debt discount was $34.3 and $38.2, respectively, and the net carrying amount of the Exchangeable Notes was $115.7 and $111.8, respectively. The portion of underwriting discounts and other fees of $1.4 associated with the exchange option were recorded as a reduction to the gross proceeds included in additional paid-in capital. The carrying amount of the exchange option was $37.3 at December 31, 2013 and 2012. The value of the Exchangeable Notes if exchanged as of December 31, 2013, would have exceeded the principal amount by $35.3.

AK Steel’s outstanding 7.625% Senior Notes are due May 2020 (the “2020 Notes”). Prior to May 15, 2015, AK Steel may redeem the 2020 Notes at a price equal to par plus a make-whole premium and all accrued and unpaid interest to the date of redemption. Subsequent to that date, they are redeemable at 103.813% until May 15, 2016, 102.542% thereafter until May 15, 2017, 101.271% thereafter until May 15, 2018 and 100.0% thereafter, together with all accrued and unpaid interest to the date of redemption.

In March 2012, AK Steel issued $300.0 of 8.375% Senior Notes due April 2022 (the “2022 Notes”) and generated net proceeds of $293.2 after underwriting discounts and other fees. Prior to April 1, 2017, AK Steel may redeem the 2022 Notes at a price equal to par plus a make-whole premium and all accrued and unpaid interest to the date of redemption. Subsequent to that date, they are redeemable at 104.188% until April 1, 2018, 102.792% thereafter until April 1, 2019, 101.396% thereafter until April 1, 2020 and 100.0% thereafter, together with all accrued and unpaid interest to the date of redemption.

The 2020 Notes, the 2022 Notes, the Exchangeable Notes and the unsecured IRBs discussed below (collectively, the “Senior Unsecured Notes”) are equal in right of payment. AK Holding fully and unconditionally, jointly and severally, guarantees the payment of interest, principal and premium, if any, on the Senior Unsecured Notes. The indentures governing the 2020 Notes, the 2022 Notes and the IRBs include covenants with customary restrictions on (a) the incurrence of additional debt by certain AK Steel subsidiaries, (b) the incurrence of liens by AK Steel and AK Holding’s other subsidiaries, (c) the amount of sale/leaseback transactions, and (d) the ability of AK Steel and AK Holding to merge or consolidate with other entities or to sell, lease or transfer all or substantially all of the assets of AK Steel and AK Holding to another entity. The indentures governing the Senior Unsecured Notes also contain customary events of default. The Senior Unsecured Notes rank junior in priority to the Secured Notes to the extent of the value of the assets securing such indebtedness.

During 2013, the Company repurchased an aggregate principal amount of $20.2 and $9.8 of the 2020 Notes and the 2022 Notes, respectively, in private, open market transactions. These repurchases were unsolicited and completed at a discount to the Senior Unsecured Notes’ par value. The Company recognized a gain on the repurchases of $2.9 for the year ended December 31, 2013, which is included in other income (expense).

Other Financings

AK Steel has outstanding $73.3 aggregate principal amount of fixed-rate tax-exempt industrial revenue bonds (the “unsecured IRBs”) at December 31, 2013. The weighted-average fixed interest rate of the unsecured IRBs is 6.8%. The unsecured IRBs are unsecured senior debt obligations of AK Steel that are equal in ranking with the other Senior Unsecured Notes. In addition, AK Steel has outstanding $26.8 aggregate principal amount of fixed-rate tax-exempt and variable-rate taxable industrial revenue bonds at December 31, 2013, that are backed by letters of credit.

In 1997, the Spencer County (IN) Redevelopment District (the “District”) issued $23.0 in taxable tax increment revenue bonds in conjunction with construction of Rockport Works. Proceeds from the bond issue were used by the Company for the acquisition of land and site improvements at the facility.  The source of the District’s scheduled principal and interest payments through maturity in 2017 is a designated portion of the Company’s real and personal property tax payments. The Company is obligated to pay any deficiency in the event its annual tax payments are insufficient to enable the District to make principal and interest payments when due. In 2013, the Company made deficiency payments totaling $1.3. At December 31, 2013, the remaining payments of principal and interest due through the year 2017 total $24.2. The Company includes potential payments due in the coming year under this agreement in its annual property tax accrual.